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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 10, 1999

                               CCFNB Bancorp, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-19028             23-2254643
        ------------                   -------             ----------
(State or other jurisdiction of      (Commission        (I.R.S. employer
       incorporation)                file number)           Id. No.)

232 East Street, Bloomsburg, Pennsylvania                    17815
-----------------------------------------                    -----
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (570) 784-4400


Former name or former address, if changed from last report:   Not applicable



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                               CCFNB BANCORP, INC.
                                    FORM 8-K

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  At the Registrant's Board Meeting of September 10, 1999, the directors authorized the purchase of up to ten percent of 137,800 shares of its issued and outstanding common stock, from time to time, in open market purchases, through licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 10b-18.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  The press release of the Registrant with respect to the stock buy back is attached hereto and incorporated by reference in its entirety herein.


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Item 8.           Change in fiscal year.

                  Not Applicable



                                   SIGNATURES


                  Pursuant to the requirements of the Securiteis Exchange Act of 1934, the Registrant has duly caused this reprot to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CCFNB BANCORP, INC:
                                                     -------------------
                                                        (Registrant)


Date: September 13, 1999                             /s/ Virginia D. Kocher
                                                     ----------------------
                                                     Virginia D. Kocher
                                                         Treasurer and Assistant
                                                          Secretary
                                                      (Chief Financial Officer)